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Exhibit 99.1

Material Terms of HSNi, Interval Acquisition Corp. and Ticketmaster Senior Notes
and Bank Credit Facilities

        Set forth below is a summary of the material terms of the agreements that will or are expected to govern the senior notes and bank credit facilities for each of HSNi, Interval Acquisition Corp. and Ticketmaster described in the attached Form 8-K. This summary is not a complete description of all of the terms of the relevant agreements.

HSNi 11.25% Senior Notes

         Overview.    In connection with the spin-off of HSNi, HSNi has issued $240,000,000 aggregate principal amount of 11.25% Senior Notes due 2016. Interest is payable semi-annually in cash in arrears on August 1 and February 1 of each year, commencing February 1, 2009. The notes will be guaranteed by all entities that will be domestic subsidiaries of HSNi following the completion of the spin-off of HSNi.

         Ranking.    The notes and guarantees are general unsecured obligations of HSNi and the guarantors, respectively, and: (i) rank senior to all future debt of HSNi and all existing and future debt of the guarantors, in each case, that is expressly subordinated in right of payment to the notes; (ii) rank equally in right of payment with all existing and future liabilities of HSNi and the guarantors that are not so subordinated; (iii) are effectively subordinated to all secured debt (to the extent the value of the collateral securing such debt) of HSNi (including HSNi's senior secured credit facilities) and the guarantors (including the guarantees under HSNi's senior secured credit facilities); and (iv) are structurally subordinated to all of the existing and future liabilities of HSNi's foreign subsidiaries, none of which guarantee the notes.

         Redemption.    The notes are redeemable by HSNi, in whole or in part, on or after August 1, 2012 at the following prices (expressed as percentages of the principal amount), plus accrued and unpaid interest, on August 1 of the following years: 105.625% (2012), 102.813% (2013) and 100.000% (2014 and thereafter). At any time and from time to time prior to August 1, 2012, the notes are redeemable by HSNi at a redemption price equal to 100% of the principal amount (together with accrued and unpaid interest) plus the greater of (i) 1.0% of the principal amount of such note and (ii) the excess, if any, of (A) an amount equal to the present value of (1) the redemption price of such note at August 1, 2012, plus (2) the remaining scheduled interest payments on the notes to be redeemed (subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date) to August 1, 2012 (other than interest accrued to the redemption date), computed using a discount rate equal to the Treasury Rate plus 50 basis points; over (B) the principal amount of the notes to be redeemed. In addition, up to 35% of the notes are redeemable by HSNi before August 1, 2011 at a price equal to 111.25% of their principal amount, plus accrued and unpaid interest. HSNi must also offer to redeem the notes at 101% of their principal amount, plus accrued and unpaid interest, if it experiences certain kinds of changes of control. Lastly, if HSNi or certain of its subsidiaries (specifically, those that will be designated restricted subsidiaries under the indenture governing the notes) sell assets and do not apply the sale proceeds in a specified manner within a specified time, HSNi is required to make an offer to purchase notes at their face amount, plus accrued and unpaid interest to the purchase date.

         Certain Covenants.    The indenture governing the notes contains covenants that limit, among other things, HSNi's ability and the ability of its restricted subsidiaries to incur additional debt; pay dividends on HSNi capital stock or repurchase HSNi capital stock; make certain investments; grant liens on HSNi's assets; sell certain assets; merge, consolidate or sell all or substantially all of HSNi's assets; and engage in transactions with affiliates on terms that are not arm's length. Certain covenants, including those pertaining to incurrence of indebtedness, the payment of dividends and stock repurchases, asset sales, mergers and transactions with affiliates will be suspended during any period in which the notes are rated investment grade by both rating agencies and no default or event of default under the indenture has occurred and is continuing.

         Escrow of Proceeds; Special Mandatory Redemption.    HSNi has entered into an escrow agreement pursuant to which it has deposited into escrow an amount equal to the net proceeds of the offering of the notes sold, plus an additional amount sufficient to redeem the notes in cash at the special mandatory redemption price, which is equal to 100% of the principal amount of the notes, plus accrued and unpaid interest on the notes to the day prior to redemption (as described below), assuming the special mandatory redemption occurs on October 14, 2008. Amounts held in escrow will be released upon notice from HSNi to the escrow agent that the spin-off will be consummated within five business days and that no default or event of default under the indenture has occurred and is continuing. If (i) IAC elects to abandon the spin-off or otherwise fails to deliver to the escrow agent the notice referred to above on or before September 30, 2008 or (ii) if the spin-off of HSNi is not consummated within five business days after the receipt of such notice, then, within 10 business days after the relevant date, HSNi will redeem all of the notes at the special mandatory redemption price.

Interval Acquisition Corp. 9.5% Senior Notes

         Overview.    In connection with the spin-off of ILG, Interval Acquisition Corp. (the "Issuer") has issued $300,000,000 aggregate principal amount of 9.5% Senior Notes due 2016 ("Interval Senior Notes") to IAC, and IAC has agreed to exchange such notes for certain of IAC's 7% Senior Notes due 2013 pursuant to the notes exchange and consent agreement described below. Interest on the notes is payable semi-annually in cash in arrears on August 1 and February 1 of each year, commencing February 1, 2009. The notes will be guaranteed by all entities that will be domestic subsidiaries of the Issuer following the completion of the spin-off and by ILG.

         Ranking.    The notes and guarantees are general unsecured obligations of the Issuer and the guarantors, respectively, and rank senior to all future debt of the Issuer and the guarantors that is expressly subordinated in right of payment to the notes. The notes and guarantees: (i) rank equally in right of payment with all existing and future liabilities of the Issuer and the guarantors that are not so subordinated; (ii) are effectively subordinated to all secured debt (to the extent the value of the collateral securing such debt) of the Issuer (including the Issuer's senior secured credit facilities) and the guarantors (including the guarantees under the Issuer's senior secured credit facilities); and (iii) are structurally subordinated to all of the existing and future liabilities of the Issuer's foreign subsidiaries, none of which will guarantee the notes.

         Redemption.    The notes are redeemable by the Issuer in whole or in part, on or after August 1, 2012 at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest. The Issuer must also offer to redeem the notes at 101% of their principal amount, plus accrued and unpaid interest, if it experiences certain kinds of changes of control. Lastly, if the Issuer or certain of its subsidiaries (specifically, those that are designated restricted subsidiaries under the indenture governing the notes) sell assets and do not apply the sale proceeds in a specified manner within a specified time, the Issuer will be required to make an offer to purchase notes at their face amount, plus accrued and unpaid interest to the purchase date.

         Certain Covenants.    The indenture governing the notes contains covenants that limit, among other things, the Issuer's ability and the ability of its restricted subsidiaries to incur additional debt and issue preferred stock; make certain distributions, investments and other restricted payments; sell certain assets; agree to any restrictions on the ability of restricted subsidiaries to make payments to the Issuer; merge, consolidate or sell all or substantially all of the Issuer's assets; create certain liens; and engage in transactions with affiliates on terms that are not arm's length. Certain covenants, including those pertaining to incurrence of indebtedness, restricted payments, asset sales, mergers, and transactions with affiliates will be suspended during any period in which the notes are rated investment grade and no default or event of default under the indenture has occurred and is continuing.

Ticketmaster 10.75% Senior Notes

         Overview.    In connection with the spin-off, Ticketmaster has issued $300,000,000 aggregate principal amount of 10.75% Senior Notes due 2016. Interest is payable semi-annually in cash in arrears on August 1 and February 1 of each year, commencing February 1, 2009. The notes will be guaranteed by all entities that will be domestic subsidiaries of Ticketmaster following the completion of the spin-off.

         Ranking.    The notes and guarantees are general unsecured obligations of Ticketmaster and the guarantors, respectively, and: (i)     •    rank senior to all future debt of Ticketmaster and all future debt of the guarantors, in each case, that is expressly subordinated in right of payment to the notes; (ii) rank equally in right of payment with all existing and future liabilities of Ticketmaster and the guarantors that are not so subordinated; (iii) are effectively subordinated to all secured debt (to the extent the value of the collateral securing such debt) of Ticketmaster (including Ticketmaster's senior secured credit facilities) and the guarantors (including the guarantees under Ticketmaster's senior secured credit facilities); and (iv) are structurally subordinated to all of the existing and future liabilities of Ticketmaster's foreign subsidiaries, none of which guarantee the notes.

         Redemption.    The notes are redeemable by Ticketmaster, in whole or in part, on or after August 1, 2012 at the following prices (expressed as percentages of the principal amount), plus accrued and unpaid interest, on August 1 of the following years: 105.375% (2012), 102.688% (2013) and 100.00% (2014 and thereafter). At any time and from time to time prior to August 1, 2012, the notes are redeemable by Ticketmaster at a redemption price equal to 100% of the principal amount plus the greater of (i) 1% of the principal amount of such note; and (ii) the excess, if any, of: (A) an amount equal to the present value of (1) the redemption price of such note at August 1, 2012, plus (2) the remaining scheduled interest payments on the notes to be redeemed (subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date) to August 1, 2012 (other than interest accrued to the redemption date), computed using a discount rate equal to the Treasury Rate plus 50 basis points; over (B) the principal amount of the notes to be redeemed. In addition, up to 35% of the notes will be redeemable by Ticketmaster before August 1, 2011 at a price equal to 110.75% of their principal amount, plus accrued and unpaid interest. Ticketmaster must also offer to redeem the notes at 101% of their principal amount, plus accrued and unpaid interest, if it experiences certain kinds of changes of control. Lastly, if Ticketmaster or certain of its subsidiaries (specifically, those that will be designated restricted subsidiaries under the indenture governing the notes) sell assets and do not apply the sale proceeds in a specified manner within a specified time, Ticketmaster will be required to make an offer to purchase notes at their face amount, plus accrued and unpaid interest to the purchase date.

         Certain Covenants.    The indenture governing the notes contains covenants that limit, among other things, Ticketmaster's ability and the ability of its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock; make certain distributions, investments and other restricted payments; sell certain assets; agree to any restrictions on the ability of restricted subsidiaries to make payments to Ticketmaster; merge, consolidate or sell all of Ticketmaster's assets; create certain liens; and engage in transactions with affiliates on terms that are not arm's length. Certain covenants, including those pertaining to incurrence of indebtedness, restricted payments, asset sales, mergers and transactions with affiliates will be suspended during any period in which the notes are rated investment grade by both rating agencies and no default or event of default under the indenture has occurred and is continuing.

         Escrow of Proceeds; Special Mandatory Redemption.    Ticketmaster has entered into an escrow agreement pursuant to which it has deposited into escrow an amount equal to the net proceeds of the offering of the notes sold plus an additional amount sufficient to redeem the notes in cash at the special mandatory redemption price, which is equal to 100% of the principal amount of the notes plus accrued and unpaid interest on the notes to the day prior to redemption (as described below), assuming the special mandatory redemption occurs on October 14, 2008. Amounts held in escrow will be released upon notice from Ticketmaster to the escrow agent that the spin-off will be consummated within five business days and that no default or event of default under the indenture has occurred and is continuing. If (i) IAC elects to abandon the spin-off or otherwise fails to deliver to the escrow agent the notice referred to above on or before September 30, 2008 or (ii) if the spin-off is not consummated within five business days after the receipt of such notice, then, within 10 business days after the relevant date, Ticketmaster will redeem all of the notes at the special mandatory redemption price.

HSNi Senior Secured Credit Facilities

         Overview.    HSNi is the borrower under new senior secured credit facilities. The senior secured credit facilities are provided by a syndicate of banks and other financial institutions. The senior secured credit facilities provide financing of up to $300.0 million, consisting of $150.0 million in term loans with a maturity of five years and a $150.0 million revolving credit facility with a maturity of five years. In addition, subject to certain conditions, including compliance with certain financial covenants, the senior secured credit facilities permit HSNi to incur incremental term and revolving loans under such facilities in an aggregate principal amount of up to $75.0 million. T here is currently no commitment in respect of these incremental loans nor is one currently anticipated to be in place upon the consummation of HSNi's spin-off.

        The net proceeds of the term loan portion of the senior secured credit facilities will be used, together with the net proceeds of the notes, to fund a distribution to IAC, to fund transaction fees and expenses and for ongoing working capital and other general corporate purposes. Funds drawn from the revolving credit facility will be used for working capital and general corporate purposes.

         Interest Rate and Fees.    The interest rates per annum applicable to loans under the senior secured credit facilities are, at HSNi's option, equal to either a base rate or a LIBOR rate plus an applicable margin, which will vary with the total leverage ratio of HSNi (but fixed at 2.75% (2.25%) per annum for LIBOR term (revolving) loans and 1.75% (1.25%) per annum for base rate term (revolving) loans until HSNi delivers financial statements for the first full fiscal quarter after the closing date for the senior secured credit facilities). The alternate base rate means the greater of the rate as quoted from time to time by Bank of America, N.A. as its prime rate and one-half of 1.0% over the federal funds rate.

        Starting on the closing date for the senior secured credit facilities, HSNi will also be required to pay facility fees on the revolving credit facility under the senior secured credit facilities. A commitment fee will be owed in respect of the term A loan until the term A loan is drawn on the funding date.

         Prepayments.    The senior secured credit facilities require HSNi to prepay outstanding term loans, subject to certain exceptions (including a right of reinvestment of asset sale proceeds in HSNi's business), with the proceeds of certain asset sales, casualty insurance and recovery events, the incurrence of certain indebtedness and a percentage of annual excess cash flow (which may be reduced to 0% upon the achievement of a specified leverage ratio). In the event HSNi's spin-off will not have occurred on or before the 5th business day following the funding date of the senior secured credit facilities, then on such date, HSNi will be required to prepay all loans under the senior secured credit facilities and the commitments under the revolving credit facility will be permanently reduced to zero.

         Amortization.    The term loans will amortize in an amount equal to 10% of the original principal amount during 2009, 15% of in 2010, 20% in 2011, 20% in 2012 and 35% in 2013. No term loan amortization payments are due in 2008. The amortization of the term loans for each year is payable in equal quarterly installments, except that the amortization for 2013 will be paid in equal installments at each quarter end in 2013 prior to the maturity date for the term loans and on the maturity date of the term loans. Any voluntary prepayments made on the term loans from time to time may be applied against otherwise scheduled amortization obligations. Principal amounts outstanding under the revolving credit facility are due and payable in full at maturity, five years from the date of the closing of the senior secured credit facilities.

         Guarantee and Security.    All obligations under the senior secured credit facilities are unconditionally guaranteed by each of HSNi's existing and future direct and indirect domestic subsidiaries, subject to certain exceptions. All obligations of HSNi under the senior secured credit facilities and the guarantees of those obligations are secured by (subject to certain exceptions) a first priority pledge of all of the equity interests of each of the domestic subsidiaries of HSNi; a first priority pledge of 65% of the equity interests of each of the first-tier foreign subsidiaries of HSNi; and a first priority security interest in substantially all of the other assets of HSNi and each guarantor.

         Certain Covenants and Events of Default.    The senior secured credit facilities contain customary covenants that, among other things, restrict, subject to certain exceptions, the ability of HSNi and its subsidiaries to grant liens on their assets, incur indebtedness, sell assets, make investments, engage in acquisitions, mergers or consolidations, pay dividends and other restricted payments and prepay unsecured indebtedness. The senior secured credit facilities have two financial covenants: a maximum total leverage ratio of 2.75 to 1.00 and a minimum interest coverage ratio of 3.00 to 1.00. The senior secured credit facilities also contain certain customary affirmative covenants and events of default, including the occurrence of a change of control.

Interval Acquisition Corp. Senior Secured Credit Facilities

         Overview.    Interval Acquisition Corp., a subsidiary of ILG, is the borrower under the new senior secured credit facilities. The senior secured credit facilities are provided by a syndicate of banks and other financial institutions. The senior secured credit facilities provide financing of up to $200.0 million, consisting of $150.0 million in term A loans with a maturity of five years and a $50.0 million revolving credit facility with a maturity of five years. In addition, subject to certain conditions, including compliance with certain financial covenants, the senior secured credit facilities permit Interval Acquisition Corp. to incur incremental term A and revolving loans under such facilities in an aggregate principal amount of up to $75.0 million. There is currently no commitment in respect of such incremental loans nor is one currently anticipated to be in place upon the consummation of ILG's spin-off.

        The proceeds of the term loan portion of the senior secured credit facilities will be used, together with the proceeds of the notes, to fund a dividend to IAC, to fund transaction fees and expenses and for ongoing working capital and other general corporate purposes. Funds drawn from the revolving credit facility will be used for working capital and general corporate purposes.

         Interest Rate and Fees.    The interest rates per annum applicable to loans under the senior secured credit facilities are, at Interval Acquisition Corp.'s option, equal to either a base rate or a LIBOR rate plus an applicable margin, which will vary with the total leverage ratio of Interval Acquisition Corp. (but fixed at 2.75% (2.25%) per annum for LIBOR term (revolving) loans and 1.75% (1.25%) per annum for base rate term (revolving) loans until Interval Acquisition Corp. delivers financial statements for the first full fiscal quarter after the closing date for the senior secured credit facilities). The alternate base rate means the greater of the rate as quoted from time to time by Wachovia Bank, N.A. as its prime rate and one-half of 1.0% over the federal funds rate. Starting on the closing date for the senior secured credit facilities, Interval Acquisition Corp. will also be required to pay facility fees on the revolving credit facility under the senior secured credit facilities. A commitment fee will be owed in respect of the term A loan until the term A loan is drawn on the funding date.

         Prepayments.    The senior secured credit facilities require Interval Acquisition Corp. to prepay outstanding term loans and the revolving loans, subject to certain exceptions (including a right of reinvestment of assets sale proceeds in Interval Acquisition Corp.'s business), with the proceeds of certain assets sales, casualty insurance and recovery events, the incurrence of certain indebtedness and a percentage of annual excess cash flow (which may be reduced to 0% upon the achievement of a specified leverage ratio). In the event ILG's spin-off will not have occurred on or before the 5th business day following the funding date of the senior secured credit facilities, then on such date, Interval Acquisition Corp. will be required to prepay all loans under the senior secured credit facilities and the commitments under the revolving credit facility will be permanently reduced to zero.

         Amortization.    The term A loans will amortize in an amount equal to 10% of the original principal amount during 2009, 10% in 2010, 15% in 2011, 15% in 2012 and 50% in 2013. No term A loan amortization payments are due in 2008. The amortization of the term A loans for each year is payable in equal quarterly installments, except that the amortization for 2013 will be paid in equal installments at each quarter end in 2013 prior to the maturity date for the term A loans and on the maturity date of the term A loans. Any voluntary prepayments made on the term A loans from time to time may be applied against otherwise scheduled amortization obligations. Principal amounts outstanding under the revolving credit facility are due and payable in full at maturity, five years from the date of the closing of the senior secured credit facilities.

         Guarantee and Security.    All obligations under the senior secured credit facilities are unconditionally guaranteed by ILG and each of Interval Acquisition Corp.'s existing and future direct and indirect domestic subsidiaries, subject to certain exceptions. All obligations of Interval Acquisition Corp. under the senior secured credit facilities and the guarantees of those obligations are secured by (subject to certain exceptions) (i) a first priority pledge of all of the equity interests of (x) each of the domestic subsidiaries of Interval Acquisition Corp. and (y) Interval Acquisition Corp.; (ii) a first priority pledge of 65% of the equity interests of each of the first-tier foreign subsidiaries of Interval Acquisition Corp.; and (iii) a first priority security interest in substantially all of the other assets of Interval Acquisition Corp. and each subsidiary guarantor (subject to certain exceptions).

         Certain Covenants and Events of Default.    The senior secured credit facilities contain customary covenants that, among other things, restrict, subject to certain exceptions, the ability of Interval Acquisition Corp. and its subsidiaries to grant liens on their assets, incur indebtedness, sell assets, make investments, engage in acquisitions, mergers or consolidations, pay dividends and other restricted payments and prepay unsecured indebtedness. The senior secured credit facilities have two financial covenants: a maximum total leverage ratio of 3.90 to 1.00 and a minimum interest coverage ratio of 2.75 to 1.00. The senior secured credit facilities also contain certain customary affirmative covenants and events of default, including the occurrence of a change of control (to be defined in the credit agreement).

Ticketmaster Senior Secured Credit Facilities

         Overview.    Ticketmaster is the borrower under new senior secured credit facilities. The senior secured credit facilities are provided by a syndicate of banks and other financial institutions. The senior secured credit facilities permit certain agreed upon foreign subsidiaries of Ticketmaster to become borrowers under the revolving credit facility. The senior secured credit facilities provide financing of up to $650.0 million, consisting of a $100.0 million Term Loan A with a maturity of five years, a $350.0 million Term Loan B with a maturity of six years and a $200.0 million revolving credit facility with a maturity of five years. In addition, subject to certain conditions, including compliance with certain financial covenants, the senior secured credit facilities permit Ticketmaster to incur incremental term loans and revolving loans in an aggregate principal amount of up to $125.0 million. There is currently no commitment in respect of these incremental loans, nor is one currently anticipated to be in place upon the consummation of Ticketmaster's spin-off.

        The proceeds of the term loan portion of the senior secured credit facilities, together with the proceeds of the senior notes, will, and up to $25.0 million of revolving credit borrowings may, be used to fund a distribution to IAC prior to the spin-off and to fund transaction fees and expenses. The proceeds of additional revolving loans will be used for working capital and general corporate purposes.

         Interest Rate and Fees.    The interest rates per annum applicable to loans under the senior secured credit facilities are, at Ticketmaster's option, equal to either a base rate or a LIBOR rate plus an applicable margin, which in the case of the Term Loan A and the revolving portion of the senior secured credit facilities will vary with the total leverage ratio of Ticketmaster (except that the applicable margin with respect to the Term Loan A and borrowings under the revolving portion of the senior secured credit facilities is fixed at 2.75% (2.25%) per annum for LIBOR term (revolving) loans and 1.75% (1.25%) per annum for base rate term (revolving) loans until Ticketmaster delivers financial statements for the first full fiscal quarter after the closing date for the senior secured credit facilities). The applicable margin for the Term Loan B is 3.25% per annum for LIBOR loans and 2.25% per annum for base rate loans. The base rate means the greater of the rate as quoted from time to time by JPMorgan Chase Bank, N.A. as its prime rate and 0.5% plus the federal funds rate. Starting on the closing date for the senior secured credit facilities, Ticketmaster will also be required to pay facility fees on the revolving portion of the senior secured credit facilities. A commitment fee will be owed in respect of the Term Loan A until the Term Loan A is drawn on the funding date.

         Prepayments.    The senior secured credit facilities require Ticketmaster to prepay outstanding loans, subject to certain exceptions (including a right of reinvestment of asset sale proceeds in Ticketmaster's business) with the proceeds of certain asset sales, casualty insurance and recovery events, the incurrence of certain indebtedness and a percentage of annual excess cash flow (which may be reduced to 0% upon the achievement of a specified leverage ratio). In the event Ticketmaster's spin-off will not have occurred on or before the 5th business day following the date of the funding date of the senior secured credit facilities, then on such date, Ticketmaster will be required to pay all loans under the senior secured credit facilities and the commitments under the revolving credit facility will be permanently reduced to zero.

         Amortization.    The Term Loan A will amortize in an amount equal to 10% of the original principal amount during 2011, 15% in 2012 and 75% in 2013. No Term Loan A amortization payments is due in 2008, 2009 or 2010. The amortization of the Term Loan A for each year is payable in equal quarterly installments, except that the amortization for 2013 will be paid in equal installments at each quarter end in 2013 prior to the maturity date for the Term Loan A and on the maturity date of the Term Loan A. The Term Loan B will amortize in an amount equal to 1% per annum in equal quarterly installments commencing with the end of the first fiscal quarter in 2011, with the remaining amount payable on the date that is six years from the date of the closing of the senior secured credit facilities. Any voluntary prepayments made on the Term Loan A or B from time to time may be applied against otherwise scheduled amortization obligations. Any principal amounts outstanding under revolving loans are due and payable in full at maturity, five years from the date of the closing of the senior secured credit facilities.

         Guarantee and Security.    All obligations under the senior secured credit facilities are unconditionally guaranteed by each of Ticketmaster's existing and future direct and indirect domestic subsidiaries, subject to certain exceptions. The obligations of any foreign subsidiary borrowers under the senior secured credit facilities also are guaranteed by Ticketmaster and the guarantors. All obligations of Ticketmaster under the senior secured credit facilities and the guarantees of those obligations are secured by (subject to certain exceptions) a first priority pledge of all of the equity interests of each of the domestic subsidiaries of Ticketmaster; a first priority pledge of 65% of the equity interests of each of the first-tier foreign subsidiaries of Ticketmaster; and a first priority security interest in substantially all of the other assets of Ticketmaster and each guarantor. The obligations of each foreign subsidiary borrower under the revolving credit facility also are secured.

         Certain Covenants and Events of Default.    The senior secured credit facilities contain customary covenants that, among other things, restrict, subject to certain exceptions, the ability of Ticketmaster and its subsidiaries to grant liens on their assets, incur indebtedness, sell assets, make investments, engage in acquisitions, mergers or consolidations, pay dividends and other restricted payments and prepay unsecured indebtedness. The senior secured credit facility has two financial covenants: a maximum total leverage ratio of 3.50 to 1.00 and a minimum interest coverage ratio of 3.00 to 1.00. The senior secured credit facility also contains certain customary affirmative covenants and events of default, including the occurrence of a change of control (to be defined in the credit agreement).

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  Exhibit 99.1
Material Terms of HSNi, Interval Acquisition Corp. and Ticketmaster Senior Notes and Bank Credit Facilities